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                                                                   EXHIBIT 99.1


               CERTIFICATION PURSUANT TO 18 W.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Roper Industries, Inc. (the "Corporation") for the period ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") the undersigned, the President and Chief Executive Officer of the Corporation, certifies that:

         1. The Report fully complies wit the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/ Brian D. Jellison
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Brian D. Jellison
President and Chief Executive Officer
June 16, 2003


A signed original of this written statement required by Section 906 has been provided to Roper Industries, Inc. and will be retained by Roper Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.